Income Taxes	3 Months Ended	12 Months Ended
	Sep. 26, 2021	Jun. 27, 2021
Income Tax Disclosure [Abstract]
Income Taxes

(10) Income Taxes

The realization of deferred tax assets (DTAs), including loss carryforwards, is subject to the Company generating sufficient taxable income during the periods in which the DTAs become realizable. The Company has net operating losses (NOLs) generated after the Tax Cuts and Jobs Act that do not expire and are therefore indefinite-lived DTAs. In addition, the Company schedules the reversal of its DTAs and DTLs and considers the ability to realize its DTAs in future periods as required. If the forecasted reversals are expected to generate an indefinite-lived NOL, the valuation allowance assessment is impacted.

The Company’s effective tax rate for the quarter ended September 26, 2021 is an income tax benefit of 53.9%. The difference between the US federal statutory rate of 21% and the quarter-to-date effective tax rate is mainly due to the $6,788 favorable adjustment to income taxes for the release of certain valuation allowances with the recording of deferred income tax liabilities associated with the Bowl America acquisition.

(9) Income Taxes

Total loss before income taxes consists of:

	June 27, 2021	June 28, 2020
Loss before tax:
U.S.	$(123,360)	$(81,208)
Foreign	(4,136)	(1,421)
Total loss before tax	$(127,496)	$(82,629)

Income tax (benefit) expense consists of the following:

	June 27, 2021	June 28, 2020
Current income tax provision:
State and local	$505	$732
Foreign	(122)	129
Total current provision	383	861

Deferred income tax provision:
U.S. Federal	9	3,544
State and local	(1,707)	4,068
Foreign	280	(210)
Total deferred provision	(1,418)	7,402
Total income tax (benefit) expense	$(1,035)	$8,263

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the fiscal years ended June 27, 2021 and June 28, 2020 was as follows:

	June 27, 2021	June 28, 2020
Balance at beginning of year	$22	$21
Additions for tax positions of prior years	4	1
Reductions for tax positions of prior years	—	—
Tax settlements	—	—
Balance at end of year	$26	$22

The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate at June 27, 2021 was $5, along with $21 affecting deferred taxes. The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate at June 28, 2020 was $1, along with $21 affecting deferred taxes. Bowlero recognizes accrued interest and penalties associated with uncertain tax positions as part of the tax expense. Interest and penalties were $36 in fiscal year 2021 and $3 in fiscal year 2020. The federal and state statutes of limitations are still open for fiscal year ended July 1, 2018 and thereafter.

The 2021 and 2020 provision for income taxes differs from the amount computed by applying the statutory rate to the income before income taxes primarily due to the changes in the valuation allowance and state and local taxes.

	June 27, 2021		June 28, 2020
U.S. federal statutory rate	$(26,774)	21.0%	$(17,352)	21.0%
State and local tax net of federal benefit	(6,190)	4.9	3,792	(4.6)
Deferred tax asset valuation allowance	34,060	(26.7)	21,606	(26.7)
Uncertain tax positions	2	0.0	2	0.0
Foreign tax rate difference	(1,251)	1.0	215	0.3
Other	(882)	0.7	—	0.0
Effective tax rate	$(1,035)	0.81%	$8,263	(10.0)%

As of June 27, 2021, the Company had a net consolidated income tax receivable of $119 reflected in other current assets and a non-current consolidated income tax liability of $26 reflected in other long-term liabilities. As of June 28, 2020, the Company had a net consolidated income tax payable of $423 reflected in other current liabilities and a non-current consolidated income tax payable of $22 reflected in other long-term liabilities.

The tax effects of temporary differences and carryforwards that give rise to significant components of deferred income tax assets and liabilities consist of:

	June 27, 2021	June 28, 2020
Deferred income tax assets:
Reserves not currently deductible	$40,458	$20,610
Capital lease liability	98,545	94,107
Net operating loss, interest, and tax credit carryforwards	132,184	127,686
Subtotal	271,187	242,403
Less: Valuation allowance	166,323	129,902
Total net deferred income tax assets	104,864	112,501

Deferred income tax liabilities:
Property and equipment	85,377	90,471
Favorable and unfavorable leases	8,886	9,596
Goodwill and intangibles	22,468	25,165
Total deferred income tax liabilities	116,731	125,232
Net deferred income tax liabilities	$11,867	$12,731

As of June 27, 2021, the Company has U.S. tax credit carryforwards of $209, U.S. federal net operating loss carryforwards (NOLs) of $546,452, and interest carryforward of $24,340. The tax credits were generated in the July 1, 2007 and June 29, 2008 tax years. The credits have a 20-year federal carryover period and will begin to expire starting in the fiscal year ending 2027. The NOL carryforwards will begin to expire in 2022. The interest carryforward does not expire.

Realization of deferred tax assets associated with deductible temporary differences, net operating losses and other carryforwards is dependent on generating sufficient future taxable income. Based on the historical losses of the Company and limitations placed on NOLs due to changes in ownership in 2004 and 2017, the Company believes it is more-likely-than-not that the Company will not realize the benefit of certain deferred tax assets, and, accordingly, has established a valuation allowance against certain deferred tax assets of $166,323 as of June 27, 2021 and $129,902 as of June 28, 2020. It is currently estimated that $369,624 of the Company’s NOLs are subject to limitation due to the changes in ownership that occurred in 2004 and 2017 and that $195,900 of this amount may expire unused even if there is sufficient taxable income to absorb such NOLs.

As of June 27, 2021, the Company has not recorded an income tax liability on certain undistributed earnings of its foreign subsidiaries. It is expected that these earnings will be permanently reinvested in the operations within the respective country. The Company has not calculated the deferred tax liability that would come due if the earnings were distributed to the U.S. as the calculations are not material.